UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 27, 2026

FRANKLIN ELECTRIC CO., INC.
(Exact name of registrant as specified in its charter)

Indiana	0-362	35-0827455
(State of incorporation)	(Commission File Number)	(IRS employer identification no.)

9255 Coverdale Road
Fort Wayne,	Indiana	46809
(Address of principal executive offices)		(Zip code)

(260) 824-2900
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Common Stock, $0.10 par value	FELE	NASDAQ Global Select Market
(Title of each class)	(Trading symbol)	(Name of each exchange on which registered)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement

On October 27, 2026, Franklin Electric Co., Inc. (“Franklin Electric”) entered into a Share Sale and Purchase Agreement (the “Purchase Agreement”) by and among Franklin Electric (Australia) Pty Ltd, a wholly-owned subsidiary of Franklin Electric (the “Franklin Purchaser”), Challenge Pumps Holdings Pty Ltd (“Challenge Pumps”), and the shareholders of Challenge Pumps, and certain guarantors party thereto, pursuant to which the Franklin Purchaser will, subject to the terms and conditions set forth therein, purchase all of the outstanding capital stock (the “Shares”) of Challenge Pumps from its shareholders. Challenge Pumps is a manufacturer and service provider specializing in underground mine dewatering pumps, engineered pumping systems, and aftermarket solutions for mining operations and is primarily based in Australia with customers and operations across Australia and international mining markets.

Franklin Electric will provide the following consideration for the Shares:

i.An aggregate cash payment in the amount of approximately AUD $259 million (approximately $181 million USD), subject to adjustment under the Purchase Agreement; and
ii.Cash earnout of up to AUD $20.0 million payable to the sellers based on the achievement of specified targets during the measurement period ending in July 2027. No earnout will be payable if achievement is below the defined base threshold, with a maximum payout of AUD $20.0 million upon achievement of certain target metrics. Any earned earnout amount will be paid following determination and finalization of the earnout calculation in accordance with the Purchase Agreement.

The acquisition is expected to close in 2026 subject to the completion of Challenge Pumps’ annual audit and the satisfaction of other customary closing conditions, including the receipt of required third-party consents and the continued accuracy of the parties’ representations and warranties. The Purchase Agreement contains customary representations, warranties, and covenants by the sellers, Franklin Electric and the other parties thereto and other terms and conditions customary in agreements of this type.

The foregoing description of the Purchase Agreement is only a summary, does not purport to be complete and is qualified in its entirety by reference to the full text of the Purchase Agreement, a copy of which is attached as Exhibit 2.1 to this report and incorporated by reference herein.

Item 7.01. Regulation FD Disclosure

On October 27, 2026, Franklin Electric Co., Inc. issued a press release (the “Press Release”) about the transaction described in this Current Report on Form 8-K. The Press Release is furnished as Exhibit 99.1 and incorporated by reference herein.
The information furnished pursuant to this Item 7.01, including Exhibit 99.1 hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing under the Exchange Act or the Securities Act, except as expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits:

Exhibit Number	Description
2.1*
Share Sale and Purchase Agreement, dated October 27, 2026, among Franklin Electric (Australia) Pty Ltd, Challenge Pumps Holdings Pty Ltd, the shareholders of Challenge Pumps, and certain guarantors party thereto.

99.1	Press Release - "Franklin Electric Enters into Agreement to Acquire Challenge Pumps, Strengthening Global Mineral Extraction Dewatering Platform"
104	The cover page from this Current Report on Form 8-K, formatted as Inline XBRL

* Certain schedules and exhibits have been omitted pursuant to item 601(a)(5) of Regulation S-K. Franklin Electric agrees to furnish supplementally a copy of any omitted schedule to the SEC upon its request.

Forward-Looking Statements

Certain statements in this Current Report on Form 8-K are based on Franklin Electric’s current expectations and assumptions, and are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements do not discuss historical fact, but instead include statements related to expectations, projections, intentions, or other items related to the future. Forward-looking statements are typically identified by the use of terms such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “will,” “assumes,” “may,” “projects,” “outlook,” “future,” and variations of such words and similar expressions. These forward-looking statements involve known and unknown risks, uncertainties, and other factors that may cause the actual results, performance, or achievements to be materially different from the results of operations, financial conditions, or plans expressed or implied by the forward-looking statements. Although Franklin Electric believes the expectations reflected in its forward-looking statements are based upon reasonable assumptions, it can give no assurance that the expectations will be achieved. Any statements contained herein that are not statements of historical fact should be deemed forward-looking statements. As a result, reliance should not be placed on these forward-looking statements as these statements are subject to known and unknown risks, uncertainties, and other factors beyond Franklin Electric’s control and could differ materially from actual results and performance. Such risks and uncertainties are detailed from time to time in filings with the Securities and Exchange Commission (“SEC”), including the “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Risk Factors” contained in Franklin Electric’s Annual Report on Form 10-K for the year ended December 31, 2025, in its subsequent quarterly reports on Form 10-Q, and in other reports Franklin Electric files with the SEC from time to time. In addition, such risks, uncertainties, and other factors include, but are not limited to, Franklin Electric’s ability to achieve the expected synergies and/or efficiencies from the acquisition; industry and market reaction to the acquisition; and the possibility that the integration of the parties may be more difficult, time-consuming or costly than expected or that operating costs and business disruptions may be greater than expected; risks that the acquisition disrupts current plans and operations. Franklin Electric assumes no obligation to update or supplement forward-looking statements that become untrue due to subsequent events.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FRANKLIN ELECTRIC CO., INC.
(Registrant)

Date: October 27, 2026	By	/s/ Jennifer A. Wolfenbarger
Jennifer A. Wolfenbarger
Vice President, Chief Financial Officer
(Principal Financial and Accounting Officer)